SEC File No. 33-72226


                                  PILGRIM FUNDS

                       Supplement dated November 21, 2001
                   to the Statement of Additional Information
                               dated March 1, 2001


CHANGE IN DISCLOSURE REGARDING 12B-1 FEES FOR CLASS Q SHARES

Effective November 1, 2001, the following disclosure replaces the third paragraph under the section "Rule 12b-1 Plans" on page 18 of the Statement of Additional Information:

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B and 1.00% for Class C. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares. In addition, a 0.25% fee may be paid on Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.